EXHIBIT 3.3

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF


                              AVATAR SYSTEMS, INC.




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                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----


ARTICLE I.   OFFICES...........................................................1

   Section 1.     Registered Office............................................1
   Section 2.     Other Offices................................................1

ARTICLE II.   SHAREHOLDERS.....................................................1

   Section 1.     Place of Meetings............................................1
   Section 2.     Annual Meeting...............................................1
   Section 3.     List of Shareholders.........................................1
   Section 4.     Special Meetings.............................................1
   Section 5.     Notice.......................................................2
   Section 6.     Quorum.......................................................2
   Section 7.     Voting.......................................................2
   Section 8.     Method of Voting.............................................2
   Section 9.     Record Date..................................................3
   Section 10.    Action by Consent............................................3

ARTICLE III.  BOARD OF DIRECTORS...............................................3

   Section 1.     Management...................................................3
   Section 2.     Qualification; Election; Term................................3
   Section 3.     Number.......................................................4
   Section 4.     Removal......................................................4
   Section 5.     Vacancies....................................................4
   Section 6.     Place of Meetings............................................4
   Section 7.     Regular Meetings.............................................4
   Section 8.     Special Meetings.............................................4
   Section 9.     Quorum.......................................................4
   Section 10.    Interested Directors.........................................5
   Section 11.    Committees...................................................5
   Section 12.    Action by Consent............................................5
   Section 13.    Compensation of Directors....................................5

ARTICLE IV.   NOTICE...........................................................5

   Section 1.     Form of Notice...............................................5
   Section 2.     Waiver.......................................................6

ARTICLE V.   OFFICERS AND AGENTS...............................................6

   Section 1.     In General...................................................6
   Section 2.     Election.....................................................6
   Section 3.     Other Officers and Agents....................................6
   Section 4.     Compensation.................................................6
   Section 5.     Term of Office and Removal...................................6
   Section 6.     Employment and Other Contracts...............................6
   Section 7.     Chairman of the Board of Directors...........................7
   Section 8.     Chief Executive Officer......................................7
   Section 9.     President....................................................7
   Section 10.    Chief Financial Officer......................................7
   Section 11.    Secretary....................................................7
   Section 12.    Bonding......................................................8

ARTICLE VI.  CERTIFICATES REPRESENTING SHARES..................................8

   Section 1.     Form of Certificates.........................................8
   Section 2.     Lost Certificates............................................8
   Section 3.     Transfer of Shares...........................................8
   Section 4.     Registered Shareholders......................................9

ARTICLE VII.  GENERAL PROVISIONS...............................................9

   Section 1.     Dividends....................................................9
   Section 2.     Reserves.....................................................9
   Section 3.     Telephone and Similar Meetings...............................9
   Section 4.     Books and Records............................................9
   Section 5.     Fiscal Year.................................................10
   Section 6.     Seal........................................................10
   Section 7.     Advances of Expenses........................................10
   Section 8.     Indemnification.............................................10
   Section 9.     Insurance...................................................11
   Section 10.    Resignation.................................................11
   Section 11.    Amendment of Bylaws.........................................11
   Section 12.    Invalid Provisions..........................................11
   Section 13.    Relation to the Articles of Incorporation...................11

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                              AVATAR SYSTEMS, INC.


                                   ARTICLE I.

                                    OFFICES

         Section 1. Registered Office. The registered office and registered agent of Avatar Systems, Inc. (the "Corporation") will be as from time to time set forth in the Corporation's Articles of Incorporation (as may be amended from time to time) or in any certificate filed with the Secretary of State of the State of Texas, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II.

                                 SHAREHOLDERS

         Section 1. Place of Meetings. All meetings of the shareholders for the election of Directors will be held at such place, within or without the State of Texas, as may be fixed from time to time by the Board of Directors. Meetings of shareholders for any other purpose may be held at such time and place, within or without the State of Texas, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meeting. An annual meeting of the shareholders will be held at such time as may be determined by the Board of Directors, at which meeting the shareholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

         Section 3. List of Shareholders. At least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any shareholder who may be present.

         Section 4. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by law, the Articles of Incorporation or these Bylaws, may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors.

AMENDED AND RESTATED BYLAWS - Page 1

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         Section 5. Notice. Written or printed notice stating the place, day and hour of any meeting of the shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

         Section 6. Quorum. At all meetings of the shareholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Articles of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         Section 7. Voting. When a quorum is present at any meeting of the Corporation's shareholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The shareholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 8. Method of Voting. Each outstanding share of the Corporation's capital stock, regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation, as amended from time to time. At any meeting of the shareholders, every shareholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such shareholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any shareholder demands, that voting be by written ballot.

AMENDED AND RESTATED BYLAWS - Page 2

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         Section 9. Record  Date.  The Board of  Directors  may fix in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

         Section 10. Action by Consent. Except as set forth below, any action required or permitted by law, the Articles of Incorporation or these Bylaws to be taken at a meeting of the shareholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Texas, its principal place of business or an officer or agent of the Corporation having custody of the minute book.

                                  ARTICLE III.

                               BOARD OF DIRECTORS

         Section 1. Management. The business and affairs of the Corporation will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

         Section 2. Qualification; Election; Term. None of the members of the Board of Directors, each a "Director" and collectively, the "Directors", need be a shareholder of the Corporation or a resident of the State of Texas. Each Director shall hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the shareholders or his death. At each annual meeting of shareholders of the Corporation, the successors to the Directors whose term expires at the meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the following year of their election. Subject to limitations set forth in any agreement of the Company and in any statement of Designations of Preferences and Rights of outstanding securities of the Company, Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of Directors at any annual or special meeting of shareholders. Such election shall be by written ballot.

AMENDED AND RESTATED BYLAWS - Page 3

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         Section 3. Number.  The number of Directors  of the  Corporation  which shall comprise the Board of Directors shall consist of at least one and not more than nine Directors. The number of Directors authorized will be fixed as the Board of Directors may from time to time designate, or if no such designation has been made, the number of Directors will be the same as the number of members of the initial Board of Directors as set forth in the Articles of Incorporation.

         Section 4. Removal. Subject to limitations set forth in any agreement of the Company and in any statement of Designations of Preferences and Rights of outstanding securities of the Company, any Director may be removed, only for cause, at any special meeting of shareholders by the affirmative vote of the holders of a majority of all outstanding voting stock entitled to vote thereon; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.

         Section 5. Vacancies. Subject to limitations set forth in any agreement of the Company and in any statement of Designations of Preferences and Rights of outstanding securities of the Company, newly created directorships resulting from any increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the shareholders called for that purpose, and each successor Director so chosen will hold office until the next election of Directors or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the shareholders or his death.

         Section 6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Texas as may be fixed from time to time by the Board of Directors.

         Section 7. Regular Meetings. Regular meetings of the Board of Directors may be held on not less than two (2) days prior written notice at such time and place as is from time to time determined by resolution of the Board of Directors.

         Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President on not less than two (2) days prior written notice to each Director, given by facsimile, by telegram or by mail; special meetings will be called by the Chairman of the Board, Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of at least three Directors. The purpose or purposes of any special meeting will be specified in the notice relating thereto.

         Section 9. Quorum. At all meetings of the Board of Directors the presence of a majority of the number of Directors fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, agreement, the Articles of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time until a quorum is present.

AMENDED AND RESTATED BYLAWS - Page 4

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         Section 10. Interested  Directors.  No contract or transaction  between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof
or  the  shareholders.   Common  or  interested  directors  may  be  counted  in
determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

         Section 11. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate committees, each committee to consist of two or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may be designated by the Board of Directors, and will keep regular minutes of their proceedings and report the same to the Board of Directors when required.

         Section 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

         Section 13. Compensation of Directors. Directors will receive such compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV.

                                    NOTICE

         Section  1.  Form  of  Notice.   Whenever  by  law,   the  Articles  of
Incorporation or these Bylaws, notice is to be given to any Director or shareholder, and no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid, addressed to such Director or shareholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

AMENDED AND RESTATED BYLAWS - Page 5

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         Section 2.  Waiver.  Whenever any notice is required to be given to any shareholder or Director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a shareholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such shareholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V.

                               OFFICERS AND AGENTS

         Section 1. In General. The officers of the Corporation will consist of a Chief Executive Officer, President, Chief Financial Officer and Secretary and such other officers as shall be elected by the Board of Directors. Any two or more offices may be held by the same person.

         Section 2. Election. The Board of Directors, at its first meeting after each annual meeting of shareholders, will elect the officers, none of whom need be a member of the Board of Directors.

         Section 3. Other Officers and Agents. The Board of Directors may also elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board of Directors.

         Section 4. Compensation. The compensation of all officers and agents of the Corporation will be fixed by the Board of Directors or any committee of the Board of Directors, if so authorized by the Board or Directors.

         Section 5. Term of Office and Removal. Each officer of the Corporation will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors (without regard to how the agent or officer was elected), but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy will be filled by the Board of Directors.

         Section 6. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

AMENDED AND RESTATED BYLAWS - Page 6

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         Section  7.  Chairman  of the  Board  of  Directors.  If the  Board  of
Directors has elected a Chairman of the Board of Directors, he will preside at all meetings of the shareholders and the Board of Directors.

         Section 8. Chief Executive Officer. The Chief Executive Officer will be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the shareholders and the Board of Directors. The Chief Executive Officer will have all powers and perform all duties incident to the office of Chief Executive Officer and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe. During the absence or disability of the President, the Chief Executive Officer will exercise the powers and perform the duties of President.

         Section 9. President. The President will have responsibility for oversight of the Corporation's operating and development activities. In the absence or disability of the Chief Executive Officer and the Chairman of the Board, the President will exercise the powers and perform the duties of the Chief Executive Officer. The President will render to the Directors whenever they may require it an account of the operating and development activities of the Corporation and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

         Section 10. Chief Financial Officer. The Chief Financial Officer will have principal responsibility for the financial operations of the Corporation. The Chief Financial Officer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

         Section 11. Secretary. The Secretary will attend all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the Chief Executive Officer. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

AMENDED AND RESTATED BYLAWS - Page 7

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         Section 12.  Bonding.  The Corporation may secure a bond to protect the
Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                  ARTICLE VI.

                        CERTIFICATES REPRESENTING SHARES

         Section 1. Form of Certificates. Certificates, in such form as may be determined by the Board of Directors, representing shares to which shareholders are entitled will be delivered to each shareholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the Chief Executive Officer or President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

         Section 2. Lost Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

         Section 3. Transfer of Shares. Shares of stock will be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

AMENDED AND RESTATED BYLAWS - Page 8

         Section 4. Registered Shareholders. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII.

                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation and the Statement of Designations of Preferences and Rights of any outstanding securities of the Company, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Texas and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

         Section 2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

         Section 3. Telephone and Similar Meetings. Shareholders, directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

         Section 4. Books and Records. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its shareholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

AMENDED AND RESTATED BYLAWS - Page 9

         Section 5. Fiscal Year. The fiscal year of the Corporation will be December 31 unless otherwise fixed by resolution of the Board of Directors.

         Section 6. Seal. The Corporation may have a seal, and the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

         Section 7. Advances of Expenses. The Corporation will advance to its Directors and officers expenses incurred by them in connection with any "Proceeding," which term includes any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (including all appeals therefrom) other than a proceeding brought by an officer or Director against the Company, in which a director or officer may be or may have been involved as a party or otherwise, by reason of the fact that he is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise ("Official," which term also includes directors and officers of the Corporation in their capacities as directors and officers of the Corporation), whether or not he is serving in such capacity at the time any liability or expense is incurred; provided that the Official undertakes to repay all amounts advanced unless:

                  (i) in the case of all Proceedings other than a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he did not have reasonable cause to believe his conduct was unlawful; provided that the termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself create a presumption as to whether the Official acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, as to whether he had reasonable cause to believe his conduct was unlawful; or

                  (ii) in the case of a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided that if in such a Proceeding the Official is adjudged to be liable to the Corporation, all amounts advanced to the Official for expenses must be repaid except to the extent that the court in which such adjudication was made shall determine upon application that despite such adjudication, in view of all the circumstances, the Official is fairly and reasonably entitled to indemnity for such expenses as the court may deem proper.

         Section 8. Indemnification. The Corporation will indemnify its directors and officers to the fullest extent permitted by the Texas Business Corporation Act of the State of Texas and may, if and to the extent authorized by the Board of Directors, so indemnify such other persons whom it has the power to indemnify against any liability, reasonable expense or other matter whatsoever.

AMENDED AND RESTATED BYLAWS - Page 10

         Section 9. Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Articles of Incorporation, these Bylaws or otherwise.

         Section 10. Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

         Section 11. Amendment of Bylaws. Other than as set forth herein, these Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

         Section 12. Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

         Section 13. Relation to the Articles of Incorporation. These Bylaws are subject to, and governed by, the Articles of Incorporation of the Corporation as amended from time to time.

                                    Adopted  by the  Shareholders  and  Board of
                                    Directors of the Corporation on November 14,
                                    2000


                                                  /s/ Gregg Allen
                                    --------------------------------------------
                                    Gregg Allen, Secretary


AMENDED AND RESTATED BYLAWS - Page 11